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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 16, 2003
                Date of Report (Date of earliest event reported)



                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            0-21496                                  36-3498354
    (Commission File Number)            (I.R.S. Employer Identification No.)



  507 WEST TENTH STREET, WEST POINT, GEORGIA                        31833
   (Address of principal executive offices)                       (Zip Code)


                                 (706) 645-4000
              (Registrants' telephone number, including area code)


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           On April 1, 2003, WestPoint Stevens issued a press release announcing, among other disclosures, that it expected to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, by April 15, 2003. As stated in that press release, the Company's financial statements could not be prepared by March 31, 2003, due to its negotiations with its lenders regarding a new Trade Receivables Program and its ongoing negotiations regarding amendments to its Senior Credit and Second Lien Facilities. Although negotiations with respect to the New Trade Receivable Program have been successfully concluded, negotiations with respect to the proposed amendments are continuing. As a result, the Company has delayed filing its Annual Report on Form 10-K for 2002 until the conclusion of its negotiations.

           On February 11, 2003, the Company issued a press release disclosing, among other matters, its results of operations for the year ended December 31, 2002. The Company anticipates that the financial statements which will be included in its Form 10-K will not be affected by its ongoing creditor negotiations and will be consistent, in all respects, with the results announced on February 11, 2003.


ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements of Businesses Acquired

Not applicable.


(b)        Pro Forma Financial Information

Not applicable.


(c)        Exhibits

Exhibit No.          Exhibit
-----------          -------

   99.1              Press release, dated April 16, 2003.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WESTPOINT STEVENS INC.
                                            (Registrant)

                                            By: /s/ Christopher N. Zodrow
                                                -------------------------------
                                                Christopher N. Zodrow
                                                Vice President and Secretary
Date: April 16, 2003

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                                  EXHIBIT INDEX
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EXHIBIT                                   DESCRIPTION
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 99.1                        Press release, dated April 16, 2003.






























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